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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 8, 1994



                              KIRBY CORPORATION
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            (Exact name of registrant as specified in its charter)


          Nevada                       1-7615                     74-1884980
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(State or other jurisdiction of      (Commission               (IRS Employer
incorporation)                       File Number)            Identification No.)




1775 St. James Place, Suite 300, Houston, Texas                   77056-3453
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (713) 629-9370


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ITEM 5.          OTHER EVENTS

         The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).       EXHIBITS

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

                 1.1 Distribution Agreement, dated December 2, 1994, by and among Kirby Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Wertheim Schroder & Co. Inc.

                 4.1      Form of Fixed Rate Global Note.

                 4.2      Form of Floating Rate Global Note.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KIRBY CORPORATION
                                         (Registrant)



Date:  December 8, 1994           By:  /s/ Brian K. Harrington
                                       Brian K. Harrington
                                       Senior Vice President and Chief Financial
                                       Officer
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                                EXHIBIT INDEX

      EXHIBITS


        1.1 Distribution Agreement, dated December 2, 1994, by and among Kirby Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Wertheim Schroder & Co. Inc.

        4.1      Form of Fixed Rate Global Note.

        4.2      Form of Floating Rate Global Note.